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                                                                   EXHIBIT 10.14

                   [DIGITAL THEATER SYSTEMS, INC. LETTERHEAD]

<<DATE>>

<PR_GIVEN_NAME> <PR_SURNAME>
<PR_STREET_ADDRESS>
<PR_LOCALITY>, <PR_STATE_OR_PROVINCE> <PR_POSTAL_CODE>

                  RE:      GRANT OF [INCENTIVE][NONSTATUTORY] STOCK OPTION

                  Option Shares:____________________ Grant Date:________________

                  Price per share:__________________ Vesting Base Date:_________

                                                     Fully-Vested Date:_________

                  Option control no.:_______________ Expiration Date:___________

Dear <PR_GIVEN_NAME>:

         I am pleased to confirm that the Company has granted you an option to purchase shares of our common stock under the Digital Theater Systems, Inc. 2003 Equity Incentive Plan. To accept your stock option, please sign the enclosed copy of this letter and return it to {department name, mail-stop}{in the envelope provided}.

                                  GENERAL TERMS

         Your option is intended to be [an incentive][a nonstatutory] option. The basic terms of your option grant are identified in the information block at the top of this offer letter, but other important terms and conditions are described in the plan. We encourage you to carefully review the plan, a copy of which is [enclosed] [available on request from our {Stock Administrator}{Human Resources Department}][and on the intranet at _________].

                              PURCHASE AND PAYMENT

         Subject to the plan, your option vests (becomes exercisable) in equal installments of twenty-five percent (25%) of the Option Shares on and after each of the first four anniversaries of the date hereof, calculated to the closest whole share, so that all shares will become purchasable on the Fully-Vested Date shown above.

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         If you decide to purchase shares under this option, you will be required to submit a completed exercise agreement on a form approved by the Company, together with payment for the shares. You may pay for the shares (plus any associated withholding taxes) using cash, a check, a wire transfer or any other form of payment listed in section 6.4(c) of the plan and permitted by the Administrator at the time you wish to exercise. Shares available under this option must be purchased, if at all, no later than the Expiration Date.

[Specify any other special provisions.]

We value your efforts and look forward to your continued contribution.

Sincerely,

[CEO name]
[CEO title]

I ACCEPT THIS OPTION AND AGREE TO THE TERMS OF THIS OFFER LETTER AND THE PLAN.

_______________________________ _____________, 200_
Optionee signature                  Date